Exhibit 99.1

AVIV REIT, INC. ANNOUNCES

SECOND QUARTER 2012 EARNINGS RESULTS

CHICAGO – August 14, 2012 – Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the quarter ended June 30, 2012.

Recent Highlights

•	Adjusted EBITDA was $27.9 million;

•	Normalized FFO was $14.0 million;

•	Net Income was $3.6 million;

•

Completed $104.6 million of acquisitions comprised of 15 post-acute and long-term care skilled nursing facilities, 3 assisted living facilities and 1 long-term acute care hospital, since the beginning of the second quarter;

•	Invested $11.4 million for property reinvestment and new construction, furthering our commitment to enhancing Aviv’s quality real estate portfolio.

“We continue to grow by working with knowledgeable and experienced operators. Our tenant relationships continue to be integral to our success and our investment activity is a by-product of these relationships. Four of the five transactions we closed in the second and third quarters were with existing tenants Daybreak, Maplewood, Saber and Heyde. We are confident that our relationships will continue to provide opportunities for attractive investments,” said Craig M. Bernfield, Chairman, Chief Executive Officer and President of Aviv. “Our portfolio is performing well and we are positioned to execute our strategy and grow. We remain optimistic about our sector because we believe it is need-based, stable and the lowest cost inpatient healthcare setting.”

Conference Call

A conference call to discuss the second quarter 2012 earnings will take place today at 11:00 a.m. central time / 12:00 p.m. eastern time. The dial-in number for the conference call is 877-941-9205 (480-629-9692 for international access) and a replay of the call will be available through September 14, 2012 at 800-406-7325, access code 4555018.

About Aviv

Aviv REIT, Inc., based in Chicago, is a privately-owned real estate investment trust that specializes in owning post-acute and long-term care SNFs and other healthcare properties. Aviv is one of the largest owners of SNFs in the United States and has been in the business for over 30 years. The Company currently owns 250 properties that are triple-net leased to 36 operators in 28 states.

For more information, please contact:

David J. Smith, Managing Director, Investor Relations & Capital Markets at 312-855-0930.

Forward-Looking Statements

This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.

Note Regarding Non-GAAP Financial Measures

This release includes financial measures, including Adjusted EBITDA and Normalized FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.

Aviv REIT, Inc. and Subsidiaries

Consolidated Balance Sheets

(unaudited)

	June 30 2012	December 31 2011
Assets
Cash and cash equivalents	$13,042,659	$40,862,023
Deferred rent receivable	33,912,460	29,926,203
Tenant receivables, net	7,698,284	6,007,800
Rental properties and financing leases, at cost:
Land	112,758,994	102,925,122
Buildings and improvements	817,447,064	721,837,401
Construction in progress	19,036,251	28,293,083
Furniture, fixtures and equipment	65,557,182	55,411,980
Assets under direct financing leases	10,983,522	10,916,181

	1,025,783,013	919,383,767
Less accumulated depreciation	(106,601,041)	(96,796,028)

Net rental properties	919,181,972	822,587,739
Deferred finance costs, net	16,513,578	13,142,330
Loan receivables, net	33,613,131	33,031,117
Other assets	8,397,716	5,864,045

Total assets	$1,032,359,800	$951,421,257

Liabilities and equity
Accounts payable and accrued expenses	$21,806,952	$18,124,167
Tenant security and escrow deposits	16,691,141	15,739,917
Other liabilities	33,259,097	34,824,629
Deferred contribution	—	35,000,000
Mortgage and other notes payable	651,581,432	600,473,578

Total liabilities	723,338,622	704,162,291
Equity:
Stockholders’ equity
Common stock (par value $0.01; 328,488 and 262,239 shares outstanding, respectively)	3,284	2,622
Additional paid-in-capital	340,473,386	264,960,352
Accumulated deficit	(30,492,100)	(21,382,823)
Accumulated other comprehensive loss	(2,348,798)	(1,867,759)

Stockholders’ equity	307,635,772	241,712,392
Noncontrolling interests	1,385,406	5,546,574

Total equity	309,021,178	247,258,966

Total liabilities and equity	$1,032,359,800	$951,421,257

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues
Rental income	$29,731,502	$23,853,338	$57,823,698	$43,363,239
Tenant recoveries	2,408,426	1,702,007	4,410,553	3,299,878
Interest on loans to lessees—capital expenditures	344,972	385,801	670,638	661,986
Interest on loans to lessees—working capital and capital lease	992,220	946,360	2,012,676	1,990,022

Total revenues	33,477,120	26,887,506	64,917,565	49,315,125
Expenses
Rent and other operating expenses	239,678	191,141	482,844	392,805
General and administrative	8,280,689	3,239,609	12,670,952	6,326,667
Real estate taxes	2,430,042	1,879,304	4,645,985	3,477,173
Depreciation and amortization	6,779,449	5,030,061	12,777,022	9,676,685
Loss on impairment	3,679,657	—	4,378,858	—

Total expenses	21,409,515	10,340,115	34,955,661	19,873,330

Operating income	12,067,605	16,547,391	29,961,904	29,441,795
Other income and expenses:
Interest and other income	61,891	827,253	68,311	832,868
Interest expense	(11,913,921)	(9,359,466)	(23,094,596)	(16,915,651)
Amortization of deferred financing costs	(919,856)	(648,419)	(1,693,235)	(1,325,411)
Earnout accretion	(100,088)	(66,726)	(200,177)	(66,726)
Loss on extinguishment of debt	—	(663,505)	—	(3,806,513)

Total other income and expenses	(12,871,974)	(9,910,863)	(24,919,697)	(21,281,433)

Income from continuing operations	(804,369)	6,636,528	5,042,207	8,160,362
Discontinued operations	4,416,967	365,580	4,586,693	558,195

Net income	3,612,598	7,002,108	9,628,900	8,718,557
Net income allocable to noncontrolling interests	(1,357,590)	(3,193,157)	(3,814,077)	(3,976,454)

Net income allocable to stockholders	$2,255,008	$3,808,951	$5,814,823	$4,742,103

Net income	$3,612,598	$7,002,108	$9,628,900	$8,718,557
Unrealized loss on derivative instruments	(573,164)	(3,586,630)	(781,492)	(3,077,996)

Total comprehensive income	$3,039,434	$3,415,478	$8,847,408	$5,640,561

Net income allocable to stockholders	$2,255,008	$3,808,951	$5,814,823	$4,742,103
Unrealized loss on derivative instruments,net of noncontrolling interest portion of $215,391, $1,674,706, $300,453, and $1,442,754, respectively	(357,773)	(1,911,924)	(481,039)	(1,635,242)

Total comprehensive income allocable to stockholders	$1,897,235	$1,897,027	$5,333,784	$3,106,861

Aviv REIT, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited)

	Six Months Ended June 30,
	2012	2011
Operating activities
Net income	$9,628,900	$8,718,557
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,811,131	9,980,819
Amortization of deferred financing costs	1,695,193	1,329,439
Accretion of bond premium	(168,432)	(62,629)
Deferred rental income, net	(4,120,244)	(296,146)
Rental income from intangible amortization, net	(737,507)	(724,393)
Non-cash stock-based compensation	716,696	1,081,085
Gain on sale of assets, net	(4,425,246)	—
Non-cash loss on extinguishment of debt	13,264	3,806,513
Loss on impairment of assets	4,378,858	—
Reserve for uncollectible loan receivables	3,474,989	323,639
Accretion of earn-out provision for previously acquired rental properties	200,177	66,726
Changes in assets and liabilities:
Tenant receivables	(3,834,167)	(4,266,191)
Other assets	(2,867,646)	2,562,218
Accounts payable and accrued expenses	2,876,375	8,632,062
Tenant security deposits and other liabilities	(1,013,251)	2,070,883

Net cash provided by operating activities	18,629,090	33,222,582
Investing activities
Purchase of rental properties	(108,511,206)	(65,919,101)
Sale of rental properties	30,542,644	—
Capital improvements and other developments	(20,724,550)	(11,109,860)
Loan receivables (funded to) received from others, net	(231,314)	5,447,017

Net cash used in investing activities	(98,924,426)	(71,581,944)
Financing activities
Borrowings of debt	$191,041,094	$313,930,747
Repayment of debt	(151,224,602)	(242,987,966)
Payment of financing costs	(5,120,288)	(9,116,952)
Capital contributions	75,000,000	10,000,000
Deferred contribution	(35,000,000)	—
Cash distributions to partners	(8,520,335)	(9,994,770)
Cash dividends to stockholders	(13,699,897)	(11,762,345)

Net cash provided by financing activities	52,475,972	50,068,714

Net (decrease) increase in cash and cash equivalents	(27,819,364)	11,709,352
Cash and cash equivalents:
Beginning of period	40,862,023	13,029,474

End of period	$13,042,659	$24,738,826

Supplemental cash flow information
Cash paid for interest	$21,795,034	$11,039,343
Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$9,608,040	$7,448,746
Accrued distributions payable to partners	$4,003,548	$4,843,773
Earn-out accrual and addition to rental properties	$—	$3,332,745
Write-off of deferred rent receivable	$567,745	$3,281,374
Write-off of deferred financing costs, net	$13,264	$3,806,513
Assumed Debt	$11,459,794	$—

Supplemental Information and Reconciliation of Financial Measures

We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:

•	EBITDA represents net income before interest expense (net), taxes, depreciation and amortization of deferred financing costs.

•

Adjusted EBITDA represents EBITDA before stock-based compensation, offering costs, indemnity expense, acquisition transaction costs, loss on impairment of assets, loss on extinguishment of debt, deferred rent write-offs, change in fair value of derivatives, gain on sale of assets (net), and discontinued operations.

•

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains and losses from sales of property (net), impairments of depreciated real estate, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation, impairments and gain on sale of assets.

•	Normalized FFO represents FFO before reserves for uncollectible loan receivables, offering costs, indemnity expense, loss on extinguishment of debt and acquisition transaction costs.

Our management uses FFO, Normalized FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Normalized FFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Normalized FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Normalized FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.

In addition to these non-GAAP financial measures, we present certain statistics in this release regarding our portfolio of properties. These statistics include EBITDAR coverage, EBITDARM coverage, Portfolio Occupancy and Quality Mix, which are derived as follows:

•

EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees charged by the operator, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.

•

Portfolio Occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality Mix represents total revenues from all payor sources, excluding Medicaid revenues, at our properties divided by the total revenue at our properties for the applicable period.

We derive these statistics from reports that we receive from our operators pursuant to our triple-net leases. As a result, our portfolio statistics typically lag our own financial statements by approximately one quarter. In order to determine EBITDAR and EBITDARM coverage for the period presented, EBITDAR and EBITDARM coverage is stated only with respect to properties owned by us and operated (not under construction) for the portion of the period owned and excludes assets held for sale. Accordingly, EBITDAR and EBITDARM coverage for the twelve months ended March 31, 2012 included 205 of the 235 properties in our portfolio as of March 31, 2012.

Aviv REIT, Inc.

($’s)

	3 Months Ended	3 Months Ended	6 Months Ended	6 Months Ended
	6/30/2012	6/30/2011	6/30/2012	6/30/2011
EBITDA
Net income	$3,612,598	$7,002,108	$9,628,900	$8,718,557
Adjusted For:
Interest expense, net	11,913,724	9,347,345	23,091,313	16,900,271
Depreciation and amortization	6,779,449	5,030,061	12,777,022	9,676,685
Amortization of deferred financing costs	919,856	648,419	1,693,235	1,325,411

EBITDA	23,225,627	22,027,933	47,190,470	36,620,924

Adjusted EBITDA
EBITDA	23,225,627	22,027,933	47,190,470	36,620,924
Adjusted for:
Non-cash stock-based compensation	472,500	494,640	716,696	1,081,085
Indemnity expense	350,000	143,719	355,596	143,719
Acquisition transaction costs	664,451	304,308	989,040	567,637
Loss on impairment of assets	3,679,657	—	4,378,858	—
Loss on extinguishment of debt	—	663,505	—	3,806,513
Gain on sale of assets, net	(4,425,246)	—	(4,425,246)	—
Reserve for uncollectible loan receivables	3,374,637	252,478	3,474,989	409,795
Write-off of deferred rents	509,476	254,407	567,745	3,281,374

Adjusted EBITDA	27,851,102	24,140,990	53,248,148	45,911,047

FFO
Net Income	3,612,598	7,002,108	9,628,900	8,718,557
Adjusted For:
Depreciation and amortization	6,779,449	5,030,061	12,777,022	9,676,685
Loss on impairment of assets	3,679,657	—	4,378,858	—
Gain on sale of assets, net	(4,425,246)	—	(4,425,246)	—

FFO	9,646,458	12,032,169	22,359,534	18,395,242

Normalized FFO
FFO	9,646,458	12,032,169	22,359,534	18,395,242
Adjusted For:
Loss on extinguishment of debt	—	663,505	—	3,806,513
Reserve for uncollectible loan receivables	3,374,637	252,478	3,474,989	409,795
Indemnity expense	350,000	143,719	355,596	143,719
Acquisition transaction costs	664,451	304,308	989,040	567,637

Normalized FFO	14,035,546	13,396,179	27,179,159	23,322,906

General & Administrative Expense
General & administrative expense	3,419,101	2,044,464	7,134,631	4,124,431
Indemnity expense	350,000	143,719	355,596	143,719
Acquisition transaction costs	664,451	304,308	989,040	567,637
Reserve for uncollectible loan receivables	3,374,637	252,478	3,474,989	409,795
Non-cash stock based compensation	472,500	494,640	716,696	1,081,085

Total general & administrative expense	8,280,689	3,239,609	12,670,952	6,326,667

Balance Sheet Metrics	As of 6/30/2012	As of 3/31/2012
Cash & cash equivalents	13,042,659	50,319,083
Debt (1)
Secured—Term Loan	200,195,362	195,901,715
Secured—2016 Revolver	26,368,589	12,118,589
Secured—Other	19,096,893	7,662,582
Unsecured Notes	400,000,000	400,000,000

Total Debt	645,660,844	615,682,886
Total Assets (2)	1,148,334,507	1,145,342,141
Total Undepreciated Book Value of Property	1,025,783,013	949,679,432
Total Unencumbered Assets (2)	643,157,685	675,300,129
Unencumbered Assets / Unsecured Debt (2)	160.8%	168.8%

(1)	Debt is presented exclusive of debt premiums.
(2)	Calculated per bond covenant definitions.

Portfolio Information

Rent Concentration by Operator

Operator	No. Properties	% Total Rents(3)
Daybreak Partners, LLC	47	15.8%
Saber Health Group	25	14.3%
EmpRes	18	10.4%
Sun Mar Healthcare	13	7.4%
Benchmark	15	5.9%
All Others (31 Operators)	131	46.2%

Total	249	100.0%

(3)	Total rent represents the rent under existing leases net of property dispositions as of June 30, 2012.

Rent Concentration by State

State	No. Properties	% Total Rents(4)
Texas	58	19.0%
California	32	16.8%
Ohio	17	10.6%
Arkansas	11	6.6%
Missouri	15	5.9%
All Others (21 States)	116	41.1%

Total	249	100.0%

(4)	Total rent represents the rent under existing leases net of property dispositions as of June 30, 2012.

Rent Coverage

(for 12 months ended March 31, 2012)

EBITDAR	1.5 x
EBITDARM	2.0 x

Occupancy

(for 12 months ended March 31, 2012)

Occupancy	74.5%

Quality Mix

(for 12 months ended March 31, 2012)

Quality Mix	44.7%